UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 24, 2008
The Hallwood Group Incorporated
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500
Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     In connection with the lawsuit filed by Nextec Applications, Inc. (“Nextec”), entitled Nextec Applications, Inc. v. Brookwood Companies Incorporated and The Hallwood Group Incorporated, in the United States District Court for the Southern District of New York (SDNY No. CV 07-6901), the registrant’s subsidiary, Brookwood Companies Incorporated (“Brookwood”), is posting a statement on its website, www.brookwoodcos.com. A copy of the statement posted by Brookwood is furnished as Exhibit 99.1.
     By filing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The registrant assumes no obligation to update or supplement forward-looking statements in this statement that become untrue because of new information, subsequent events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2008	THE HALLWOOD GROUP INCORPORATED
	By:	/s/ Melvin J. Melle
Melvin J. Melle
Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit Name

99.1	Response Statement from Brookwood, dated September 24, 2008